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                                                                    EXHIBIT 32.2

                             BLUELINX HOLDINGS INC.
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of BlueLinx Holdings Inc. (the "Company") on Form 10-Q for the period ending April 1, 2006, as filed with the United States Securities and Exchange Commission on the date hereof (the "Report"), I, David J. Morris, Chief Financial Officer and Treasurer of the Company, do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 4, 2006                            By: /s/ David J. Morris
                                           -----------------------------
                                           David J. Morris
                                           Chief Financial Officer and Treasurer